UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 3, 2025

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

_______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below regarding the reverse stock split described therein is incorporated by reference into this Item 3.03.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On February 20, 2025, a majority of the Shareholders and the Board of Directors determined to amend the Articles of Incorporation to amend the capital structure of the Company by a reverse split which would be followed by a forward split.

On March 6, 2025, the Company decided to postpone the previously disclosed reverse stock split in consideration of rapidly changing market conditions.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 3, 2025, the Company issued a press release entitled “VUME LIVE Super App Announces Addition of Live Radio Stations.”  A copy of the press release is attached hereto as Exhibit 99.1.

On March 6, 2025, the Company issued a press release entitled “TPT Global Tech VuMe Live Super App Announces E-Learning Partnership.”  A copy of the press release is attached hereto as Exhibit 99.2.

On March 6, 2025, the Company issued a press release entitled “TPT Global Tech Postpones Reverse Stock Split Amid Changing Market Conditions.”  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release dated March 3, 2025
99.2	Press Release dated March 6, 2025
99.3	Press Release dated March 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: March 7, 2025

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